NorthQuest Capital Fund

The Fund is Best Suited for Investors Seeking Long-term Capital Appreciation

Statistics for NorthQuest Capital Fund *

Average Annual Total Returns (as of 03/31/2011)

Since Inception (01/15/2002)	5 Year	1 Year	Date	Daily Closing Price	Daily Change	Daily % Change	YTD Return
+ 1.62%	- .84%	+ 7.93%	05-20-11	$11.49	- .08	- .69%	+ 4.17%

Fund Investment Objective/Goal

The Fund's investment objective is to seek long-term capital appreciation and to secondarily earn dividend income.

Who Should Invest

The Fund is best suited for disciplined long-term investors who want to invest in a focused portfolio of companies that consists of a small number of stocks. The Fund's portfolio will benefit those investors who desire low portfolio turnover and tax efficiency.

Who Should Not Invest

This Fund is not recommended for: investors who are short-term oriented and not tolerant to the Fund's daily price fluctuations; investors seeking diversification and high turnover and investors looking for current income.

* This fund's prospectus should be read carefully before investing in this fund.

* The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investors share's, when redeemed, may be worth more or less than their original cost.

The Fund's shares are available in the following states; CA,FL,NJ,NY,PA,TX, and VA.

This site designed for U.S.residents. Non-U.S.residents are subject to country- specific restrictions.